UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2016

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2016 Management Incentive Plan

On May 18, 2016, at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Hawaiian Holdings, Inc. (the “Company”), the Company’s 2016 Management Incentive Plan (the “2016 Management Incentive Plan”) was approved by the Company’s stockholders. The Board of Directors of the Company (the “Board”) previously adopted the 2016 Management Incentive Plan subject to the approval of the Company’s stockholders. A detailed summary of the 2016 Management Incentive Plan is set forth in the Company’s proxy statement for its 2016 Annual Meeting filed with the Securities and Exchange Commission on April 8, 2016 (the “2016 Proxy Statement”). The foregoing description and the summary contained in the 2016 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2016 Management Incentive Plan, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2016, the Board amended and restated the Company’s By-Laws effective immediately to, among other things:

•	Remove all references to, and special rights of, the Company’s Series A Special Preferred Stock (no shares of the Company’s Series A Special Preferred Stock remain outstanding);

•	Permit stockholder meetings to be held by means of remote communication;

•	Update the requirements regarding special meetings of stockholders to be consistent with Delaware law;

•	Permit the Board to set separate record dates for determining the stockholders entitled to notice of a stockholder meeting and the stockholders entitled to vote at such meeting;

•
Enhance the procedural and informational requirements for advance notice of director nominations and other proposals brought before an annual and/or special meeting of the Company’s stockholders, including, without limitation, changing the period during which a stockholder’s notice must be delivered to the Company for an annual meeting from 90 to 120 days prior to the first anniversary of the prior year’s annual meeting (or, in the event that no annual meeting is held in the prior year or if the date of the annual meeting is more than 30 days before or more than 70 days after such one-year anniversary date, the later of the 90th day prior to the annual meeting and the 10th day following the public announcement of such meeting and at the earliest, 120 days before the meeting) to 45 to 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the prior year’s annual meeting (or, in the event that no annual meeting is held in the prior year or if the date of the annual meeting is more than 30 days before or more than 60 days after such one-year anniversary date, the later of the 90th day prior to the annual meeting and the 10th day following the day of the public announcement of such meeting and at the earliest, 120 days before the meeting);

•	Allow Board actions by written consent to become effective at a later date following execution in accordance with Delaware law;

•	Clarify that the Company may indemnify and pre-pay the expenses of non-directors and non-officers;

•	Add electronic transmission as an acceptable form of giving notice;

•
Provide that, unless the Company otherwise consents in writing to the selection of an alternative forum, certain types of claims must be litigated exclusively in the Court of Chancery of the State of Delaware (or, if such court lacks jurisdiction, any other state or federal court located in the State of Delaware); and

•	Update the By-Laws as a whole to conform and be consistent with the General Corporation Law of Delaware.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the amended and restated By-Laws, which is filed hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2016, the Company held its 2016 Annual Meeting in Honolulu, Hawai‘i for the following purposes:

Proposal No. 1	To elect six directors from among the nominees described in the 2016 Proxy Statement.

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Proposal No. 3	To approve the 2016 Management Incentive Plan.

Proposal No. 4	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2016 Proxy Statement.

Only stockholders of record at the close of business on March 21, 2016, the record date, were entitled to vote at the 2016 Annual Meeting. At the record date, 53,589,252 shares of Common Stock and three shares of Special Preferred Stock were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 47,408,094 shares, or 88.47% of total shares outstanding, were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Mark B. Dunkerley	37,427,596	823,060	9,157,438	Elected

Election of Earl E. Fry	37,614,648	636,008	9,157,438	Elected

Election of Lawrence S. Hershfield	37,134,929	1,115,727	9,157,438	Elected

Election of Randall L. Jenson	37,340,922	909,734	9,157,438	Elected

Election of Crystal K. Rose	37,376,101	874,555	9,157,438	Elected

Election of Richard N. Zwern	37,327,529	923,127	9,157,438	Elected

As of the election of directors noted above, the Board is comprised of directors Mark B. Dunkerley, Earl E. Fry, Lawrence S. Hershfield, Randall L. Jenson, Crystal K. Rose, Richard N. Zwern, Joseph Guerrieri, Jr., William S. Swelbar and Duane E. Woerth.

Proposal No. 2 Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

46,986,787	356,590	64,717	0	Approved

Proposal No. 3 Approval of the Company’s 2016 Management Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

36,860,829	1,264,570	125,257	9,157,438	Approved

Proposal No. 4 Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2016 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

37,406,961	671,929	171,766	9,157,438	Approved

Item 8.01 Other Events.

Change in notice period for stockholder proposals

Pursuant to the amendment and restatement of the Company’s By-Laws described in Item 5.03 above, in order to be properly brought before the Company’s 2017 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 75th day prior to the first anniversary of the date on which the Company first mailed its notice of availability of proxy materials for the 2016 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of the Company’s amended and restated By-Laws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than the close of business on January 23, 2017, and no later than the close of business on February 22, 2017, unless the Company’s annual meeting occurs more than 30 days before or more than 60 days after May 18, 2017. In that case, the Company’s Corporate Secretary must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2017 annual meeting or the 10th day following the day on which public announcement of the date of the 2017 annual meeting is first made by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated By-Laws of Hawaiian Holdings, Inc.

10.1	Hawaiian Holdings, Inc. 2016 Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 24, 2016	By:	/s/ Aaron J. Alter
Name: Aaron J. Alter Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

3.2	Amended and Restated By-Laws of Hawaiian Holdings, Inc.

10.1	Hawaiian Holdings, Inc. 2016 Management Incentive Plan